Exhibit 10.4

LIFESTANCE HEALTH GROUP, INC.
2021 Equity Incentive Plan

AMENDMENT TO
Restricted Stock Unit Award Agreement

THIS AMENDMENT (this “Amendment”) amends the Restricted Stock Unit Award Agreement by and between LifeStance Health Group, Inc. (the “Company”), and Gwendolyn Booth (the “Participant”), dated June 9, 2021 (the “Agreement”), and is made as of June 30, 2022. Any capitalized term not defined herein shall have the meaning provided in the Agreement.

RECITALS

WHEREAS, pursuant to the Agreement, the Participant was granted 550,988 restricted stock units on the terms provided therein and in the Plan; and

Whereas, the parties now desire to amend the Agreement to modify the vesting schedule of such restricted stock units.

NOW, THEREFORE, in consideration of the mutual agreements set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and the Participant hereby agree as follows:

1.
Section 3(a) of the Agreement is hereby amended and restated in its entirety to read as follows:

“Subject to the Participant’s continued Employment through each applicable vesting date, (i) thirty-three and one-third percent (33⅓%) of the Restricted Stock Units shall vest on the first anniversary of the Date of Grant; and (ii) the remaining sixty-six and two-thirds percent (66 2/3%) of the Restricted Stock Units shall vest on the second anniversary thereof, such that the Restricted Stock Units will be one hundred percent (100%) vested on the second (2nd) anniversary of the Date of Grant.”

Except as expressly set forth in this Amendment, the Agreement will continue in full force and effect in accordance with its terms. This Amendment sets forth the entire understanding of the parties, and, as of the date of this Amendment, supersedes all prior agreements and all other arrangements and communications, whether oral or written, with respect to the subject matter hereof. This Amendment may be signed in counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. This Amendment is a Delaware contract and shall be governed by and enforced in accordance with the laws of the State of Delaware, without giving effect to any choice or conflict of law provisions (whether Delaware or any other jurisdiction) that would cause the application of the laws of any other jurisdiction other than Delaware.

[Signature Page to Amendment Follows]

IN WITNESS WHEREOF, the Company and the Participant have executed and delivered this Amendment as of June 30, 2022.

THE COMPANY:

LifeStance Health Group, Inc.

Signature:	/s/ Ryan Pardo
Name:	Ryan Pardo
Title:	Chief Legal Officer

THE PARTICIPANT:

Signature:	/s/ Gwendolyn Booth
Gwendolyn Booth